Statement of Additional Information (SAI) Supplement – January 11, 2013*

For the SAI dated May 1, 2012 for the following funds:

Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Variable Portfolio – Limited Duration Credit Fund

Variable Portfolio – American Century Diversified Bond Fund

Variable Portfolio – American Century Growth Fund

Variable Portfolio – Columbia Wanger International Equities Fund

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Variable Portfolio – DFA International Value Fund

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Invesco International Growth Fund

Variable Portfolio – J.P. Morgan Core Bond Fund

Variable Portfolio – Jennison Mid Cap Growth Fund

Variable Portfolio – Marsico Growth Fund

Variable Portfolio – MFS Value Fund

Variable Portfolio – Mondrian International Small Cap Fund

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Variable Portfolio – NFJ Dividend Value Fund

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Variable Portfolio – Pyramis® International Equity Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund

For Variable Portfolio – Columbia Wanger International Equities Fund, the information in Table 3. Brokerage Commissions is hereby superseded and replaced with the following:

Fund	2011	2010
Columbia Wanger International Equities	$551,674	$462,532

For all funds, Mr. John Nagorniak and Mr. John Maher ceased serving as members of the Board Trustees effective September 2012 and October 2012, respectively.

For all funds, the second paragraph following the table in the Compensation of Board Members subsection of the Board Members and Officers section of the SAI is hereby superseded and replaced with the following:

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”). The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated to the Closed-End Funds.

The rest of this section remains the same.

*Valid until next update

S-6546-26 A (1/13)